UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

ALICO, INC.
(Exact name of registrant as specified in its charter)

Florida                        0-261                    59-0906081
       (State or Other Jurisdiction                     (Commission File Number)          (IRS Employer
          of Incorporation)                                                                                       Indentification No.)

P.O. Box 338
LaBelle, Florida 33975
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (863) 675-2966

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 13, 2006, the Company issued a press release announcing the Acquisition of a Citrus Marketing and Harvesting Company. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1  - Press release announcing the Acquisition of a Citrus Marketing and Harvesting Company dated February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALICO, INC.

Date: February 13, 2006                                                 By: /s/ JOHN R. ALEXANDER
                                      John R. Alexander
                                    President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated February 13, 2006, announcing the Acquisition of a Citrus Marketing and Harvesting Company